Exhibit 10.11

Certain confidential information contained in this exhibit have been omitted by means of redacting a portion of the text and replacing it with [***], pursuant to Regulation S-K Item 601(b)(10) of the Securities Act of 1933, as amended. Certain confidential information has been excluded from this exhibit because it is: (i) not material; and (ii) the registrant treats such information as private or confidential.

FIRST AMENDMENT TO AMENDED, RESTATED AND CONSOLIDATED LICENSE AGREEMENT

This FIRST AMENDMENT to the AMENDED, RESTATED AND CONSOLIDATED LICENSE AGREEMENT (this “FIRST AMENDMENT”) is entered into this 30th day of November, 2012 (the “EFFECTIVE DATE’’) between The University of North Carolina at Chapel Hill having an address at Campus Box 4105, 308 Bynum Hall, Chapel Hill, North Carolina, 27599-4105 (“UNIVERSITY”) and Novan, Inc., a corporation organized and existing under the laws of the State of Delaware and having an address at 4222 Emperor Blvd, Suite 470, Durham, NC 27703 (“LICENSEE”).

WITNESSETH

WHEREAS, UNIVERSITY entered into a first license agreement with LICENSEE effective July 18, 2007, a FIRST AMENDMENT thereto effective September 30, 2008 and a SECOND AMENDMENT thereto effective October 29, 2010 (such license agreement, as amended by the FIRST AMENDMENT and the SECOND AMENDMENT thereto, the “FIRST AGREEMENT”); and

WHEREAS, UNIVERSITY entered into a second license agreement with LICENSEE effective October 1, 2009 and a FIRST AMENDMENT thereto effective October 29, 2010 (such license agreement, as amended by the FIRST AMENDMENT thereto, the “SECOND AGREEMENT”); and

WHEREAS, UNIVERSITY entered into an AMENDED, RESTATED AND CONSOLIDATED LICENSE AGREEMENT effective June 27, 2012 (“THIRD AGREEMENT”) thereby amending, restating and consolidating the FIRST AGREEMENT and the SECOND AGREEMENT into a single agreement; and

WHEREAS, UNIVERSITY and LICENSEE wish to amend the INVENTIONS and PATENT RIGHTS covered by the THIRD AGREEMENT to include inventions owned by UNIVERSITY and closely related to the INVENTIONS currently included under the THIRD AGREEMENT, titled “[***]” UNIVERSITY File: [***] and “[***]”, UNIVERSITY File: [***] (the “ADDED INVENTIONS”); and

WHEREAS, the ADDED INVENTIONS were conceived of by Yuan Lu and Mark Schoenfisch. .

NOW, THEREFORE, in consideration of the premises and mutual promises and covenants contained in this FIRST AMENDMENT and for good and valuable consideration, it is agreed by and between UNIVERSITY and LICENSEE as follows:

2. The term “INVENTIONS” is deemed to include the ADDED INVENTIONS and the items set forth in the attached Appendix A.

3. The term “PATENT RIGHTS” is deemed to include the patent rights set forth in the attached Appendix A.

4. In consideration for amending the INVENTIONS and PATENT RIGHTS to include UNC files: [***] and [***], LICENSEE shall pay UNIVERSITY [***] dollars ($[***]) within [***] ([***]) days of the EFFECTIVE DATE of this FIRST AMENDMENT.

5. Except as expressly amended in this FIRST AMENDMENT, the THIRD AGREEMENT shall continue in full force and effect in accordance with the provisions thereof prior to the effectiveness of this FIRST AMENDMENT.

6. Capitalized terms used herein but not otherwise defined have the meanings assigned to them in the THIRD AGREEMENT.

7. This FIRST AMENDMENT shall be interpreted and construed in accordance with the laws of the State of North Carolina. The State and Federal Courts of North Carolina shall have exclusive jurisdiction to hear any legal action arising out of this FIRST AMENDMENT.

8. This FIRST AMENDMENT may be executed by one or more of the parties to this FIRST AMENDMENT on any number of separate counterparts (including by facsimile transmission or PDF signature), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Signature Page to Follow

IN WITNESS WHEREOF, UNIVERSITY and LICENSEE have executed this FIRST AMENDMENT in duplicate originals, by their respective officers hereunto duly authorized, the day and year first above written. The inventors of the ADDED INVENTION have likewise indicated their acceptance of the terms hereof by signing below.

THE UNIVERSITY OF NORTH CAROLINA AT CHAPEL HILL		NOVAN, INC.

Signature:	/s/ Jacqueline Quay	Signature:	/s/ Jeff Hunter
Name:	Jacqueline Quay		Jeff Hunter
Title:	Interim Director, OTD	Title:	VP of Operations
Date:	12/14/12	Date:	12/28/12

Acknowledged and Agreed by:

INVENTORS

/s/ Yuan Lu
Yuan Lu

/s/ Mark Schoenfisch
Mark Schoenfisch

APPENDIX A

PATENT RIGHTS

UNIVERSITY INVENTIONS

[***]

JOINT INVENTIONS

[***]